EXHIBIT 99.1

NEWS                           General Motors
                               Corporation                   GM Communications
                                                             Detroit, Mich., USA
                                                             media.gm.com
For Release: 1:45 p.m.
ET
December 3, 2007



                     GM Reports 263,654 November Deliveries;
                            Retail Car Deliveries Up

o     Chevrolet Malibu Retail Sales Up 40 Percent; Chevy Cars Up 15 Percent
o     All-New CTS Drives 15 Percent Cadillac Car Sales Increase
o     Enclave, OUTLOOK and Acadia Crossovers Post Strong Retail Sales
o     Dealer Inventories Down 97,000 Vehicles Year-Over-Year
o     Planned Daily Rental Sales Reduction of 28.5 Percent

DETROIT - After three consecutive monthly increases, GM dealers in the United States delivered 263,654 vehicles in November, down 11 percent compared with a year ago, reflecting continuing reductions in daily rental sales and softening industry demand.

GM's retail car deliveries increased, based on the strength of the all-new Chevrolet Malibu, 2008 Cadillac CTS and fuel-efficient Chevrolet Aveo, Cobalt, Pontiac G5 and G6.

"Integral to our strategy is to grow our share in the key car segments. The retail performance, especially from the new Chevrolet Malibu and Cadillac CTS, demonstrates the enthusiasm customers have for these outstanding new vehicles," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "The recognition of the 2008 CTS as Motor Trend's Car of the Year reinforces what we are hearing from customers about this phenomenal car. And, not to be outdone, the new Malibu is flying off dealer lots."



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


There were several bright spots in retail deliveries, led by brisk sales in the economy, small, mid and luxury car segments and mid-utility crossovers. Chevrolet retail car sales were up more than 15 percent, Cadillac retail car sales, driven by a 48-percent increase in CTS sales, were up more than 13 percent and Pontiac retail car sales were up more than 8 percent. Total retail deliveries were down 9.7 percent, largely due to reduced availability of 2007 models after a strong sell-down in September and October.

"The Malibu, CTS and Enclave have some of the fastest turn rates in the industry," LaNeve added. "We've added production capacity at our Orion Assembly plant for Malibu to keep up with growing demand and dealer orders."

Together, GM's mid-utility crossovers (Buick Enclave, Saturn OUTLOOK and GMC Acadia) sold nearly 13,000 vehicles at retail. Saturn retail truck sales, driven by the OUTLOOK, were up more than 35 percent. Chevrolet HHR retail sales were up 60 percent.

The Pontiac and GMC divisions showed retail sales increases.

GM continued to reduce sales to daily rental fleets, down more than 14,000 vehicles, or almost 29 percent compared with a year ago. Total fleet sales were down 16 percent.

Retail sales for the month, as a percentage of total sales, showed an increase of more than one percentage point (to 74 percent of total sales) compared with a year ago.

Vehicle inventories were down 97,000 vehicles compared with year-ago levels and stood at about 993,000 vehicles at the end of the month.



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


Quality, reliability and durability (QRD) remain key factors for customers when purchasing a new vehicle. "GM provides the best coverage in the industry. We take care of the vehicle and the owner like no other manufacturer," LaNeve added. An increasing number of consumers cite GM's willingness to stand behind its quality as a reason to buy a new GM vehicle. GM's new 5 Year/100,000 Mile Powertrain Limited Warranty continues to make GM a better choice for customers. GM's coverage focuses on the complete ownership experience and includes other provisions that competitors do not offer, including transferability to the next owner, more complete coverage of parts, and coverage for new and certified used vehicles. In addition, GM offers superior complementary programs, such as courtesy transportation and roadside assistance.

Certified Used Vehicle Sales

November 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 37,946 vehicles, down nearly 11 percent from last November. Total year-to-date certified GM sales are 479,946 vehicles, up 0.3 percent from the same period last year.


GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 32,748 sales, down 10 percent from last November. Year-to-date sales for GM Certified Used Vehicles are 421,190 vehicles, up 2 percent from the same period in 2006.


Cadillac Certified Pre-Owned Vehicles posted November sales of 3,227 vehicles, down 9 percent from last November. Saturn Certified Pre-Owned Vehicles sold 1,372 vehicles in November, up nearly 2 percent. Saab Certified Pre-Owned Vehicles sold 468 vehicles, down 54 percent, and HUMMER Certified Pre-Owned Vehicles sold 131 vehicles, up 17 percent.


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

"While November was a challenging sales month for certified GM brands, year-to-date GM Certified Used Vehicle sales are up 2 percent through November and we're in a position to set a new industry annual sales record for the manufacturer-certified category," said LaNeve.


GM North America Reports November 2007 Production, 2007 Fourth-Quarter Production Forecast Revised at 1.025 Million Vehicles, 2008 First-Quarter Production Forecast Set at 950,000 Vehicles

In November, GM North America produced 366,000 vehicles (134,000 cars and 232,000 trucks). This is up 5,000 units or 1 percent compared to November 2006 when the region produced 361,000 vehicles (148,000 cars and 213,000 trucks). (Production totals include joint venture production of 22,000 vehicles in November 2007 and 20,000 vehicles in November 2006.)

The region's 2007 fourth-quarter production forecast is revised at 1.025 million vehicles (350,000 cars and 675,000 trucks), up 25,000 units or 3 percent from last month's guidance. Additionally, the region's initial 2008 first-quarter production forecast is set at 950,000 vehicles (344,000 cars and 606,000 trucks), down 113,000 vehicles or 11 percent from first-quarter 2007 actuals.

Note: Production data is preliminary and subject to change. Additional production information can be found on the GM Investor Relations website: http://www.gm.com/corporate/investor_information/sales_prod


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


General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.



                                      # # #

 CONTACT(S):

 John McDonald (Sales)
 GM Sales & Marketing Communications
 313-667-3714 (office)
 313-418-2139 (mobile)
 john.m.mcdonald@gm.com


 Pam Reese (Production)
 GM Manufacturing & Labor Communications
 248-753-2272 (office)
 586-246-8683 (mobile)
 pam.reese@gm.com

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               November                 January - November
                      ---------------------------------------------------------
 Curr S/D:   25                          % Chg
 Prev S/D:   25         2007     2006   per S/D     2007      2006     %Chg
-------------------------------------------------------------------------------
Vehicle Total        263,654  297,556   -11.4  3,543,167 3,783,318     -6.3
-------------------------------------------------------------------------------
Car Total            105,077  109,985    -4.5  1,372,830 1,495,791     -8.2
-------------------------------------------------------------------------------
Truck Total          158,577  187,571   -15.5  2,170,337 2,287,527     -5.1
-------------------------------------------------------------------------------
Light Truck Total    156,196  183,573   -14.9  2,129,944 2,235,049     -4.7
-------------------------------------------------------------------------------
Light Vehicle Total  261,273  293,558   -11.0  3,502,774 3,730,840     -6.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                               November                 January - November
                      ---------------------------------------------------------
                                         % Chg
                        2007     2006   per S/D     2007      2006      %Chg
-------------------------------------------------------------------------------
Buick                 13,245   18,089   -26.8    171,391   224,671    -23.7
Cadillac              17,041   17,250    -1.2    193,290   204,299     -5.4
Chevrolet            151,642  171,003   -11.3  2,080,015 2,221,059     -6.4
GMC                   34,549   37,440    -7.7    460,243   439,452      4.7
HUMMER                 4,029    5,795   -30.5     50,653    64,596    -21.6
Oldsmobile                 0        0   ***.*          0        96    ***.*
Other - Isuzu              0    1,138   ***.*      7,906    13,185    -40.0
Pontiac               26,040   26,154    -0.4    327,811   377,457    -13.2
Saab                   2,003    2,497   -19.8     29,963    32,814     -8.7
Saturn                15,105   18,190   -17.0    221,895   205,689      7.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   98,174  103,865    -5.5  1,282,643 1,403,507     -8.6
-------------------------------------------------------------------------------
Light Truck          156,196  183,573   -14.9  2,129,944 2,235,049     -4.7
-------------------------------------------------------------------------------

Twenty-five selling days for the November period this year and twenty-five for last year.


* Prior to Aug '07, includes American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors, Inc. Effective Aug '07, GM only includes GMC & Chevrolet dealer sales of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 November               January - November
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     25      25
-------------------------------------------------------------------------------
Century                    0        2   ***.*          5        82    -93.9
LaCrosse               3,134    5,033   -37.7     44,207    66,396    -33.4
LeSabre                    0       35   ***.*        121     2,280    -94.7
Lucerne                6,080    8,038   -24.4     77,101    90,821    -15.1
Park Avenue                0        3   ***.*         26        49    -46.9
Regal                      0        0   ***.*          0        30    ***.*
      Buick Total      9,214   13,111   -29.7    121,460   159,658    -23.9
-------------------------------------------------------------------------------
CTS                    5,586    3,601    55.1     50,252    50,024      0.5
DeVille                    0       21   ***.*         71       784    -90.9
DTS                    3,751    4,358   -13.9     47,231    53,269    -11.3
Seville                    0        0   ***.*          0         9    ***.*
STS                    1,928    1,651    16.8     18,558    23,226    -20.1
XLR                       97      257   -62.3      1,622     2,917    -44.4
      Cadillac Total  11,362    9,888    14.9    117,734   130,229     -9.6
-------------------------------------------------------------------------------
Aveo                   5,185    3,285    57.8     60,705    54,252     11.9
Cavalier                   0        9   ***.*         57       350    -83.7
Classic                    0        1   ***.*         17        18     -5.6
Cobalt                13,629   10,514    29.6    183,029   197,844     -7.5
Corvette               2,438    2,773   -12.1     30,771    33,437     -8.0
Impala                22,824   23,411    -2.5    293,328   263,708     11.2
Malibu                 7,210    8,240   -12.5    116,140   152,447    -23.8
Monte Carlo              498    2,173   -77.1     15,380    31,697    -51.5
SSR                        1      111   -99.1        241     3,698    -93.5
      Chevrolet Total 51,785   50,517     2.5    699,668   737,451     -5.1
-------------------------------------------------------------------------------
Alero                      0        0   ***.*          0        67    ***.*
      Oldsmobile Total     0        0   ***.*          0        67    ***.*
-------------------------------------------------------------------------------
Bonneville                 0       25   ***.*        130     1,125    -88.4
G5                     2,170    1,458    48.8     25,419     6,281    304.7
G6                    11,616   10,925     6.3    132,894   143,840     -7.6
Grand Am                   0       33   ***.*         99       811    -87.8
Grand Prix             5,743    5,635     1.9     84,123    99,937    -15.8
GTO                       25      735   -96.6      4,184    10,371    -59.7
Solstice               1,360    1,305     4.2     15,493    18,361    -15.6
Sunfire                    0       10   ***.*         39       846    -95.4
Vibe                   3,128    2,388    31.0     33,825    42,687    -20.8
      Pontiac Total   24,042   22,514     6.8    296,206   324,259     -8.7
-------------------------------------------------------------------------------
9-2X                       0       65   ***.*        118     1,358    -91.3
9-3                    1,432    1,623   -11.8     21,206    21,999     -3.6
9-5                      261      412   -36.7      3,974     4,304     -7.7
      Saab Total       1,693    2,100   -19.4     25,298    27,661     -8.5
-------------------------------------------------------------------------------
Aura                   4,158    4,279    -2.8     54,645    13,905    293.0
ION                    2,059    6,626   -68.9     47,197    94,880    -50.3
Saturn L Series            0        0   ***.*          2        20    -90.0
Sky                      764      950   -19.6     10,620     7,661     38.6
      Saturn Total     6,981   11,855   -41.1    112,464   116,466     -3.4
-------------------------------------------------------------------------------
      GM Total       105,077  109,985    -4.5  1,372,830 1,495,791     -8.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    98,174  103,865    -5.5  1,282,643 1,403,507     -8.6
-------------------------------------------------------------------------------
GM Import              6,903    6,120    12.8     90,187    92,284     -2.3
-------------------------------------------------------------------------------
      GM Total       105,077  109,985    -4.5  1,372,830 1,495,791     -8.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 November               January - November
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     25      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            9,214   13,111   -29.7    121,460   159,658    -23.9
Cadillac Total        11,362    9,888    14.9    117,734   130,229     -9.6
Chevrolet Total       46,600   47,232    -1.3    638,963   683,199     -6.5
Oldsmobile Total           0        0   ***.*          0        67    ***.*
Pontiac Total         24,017   21,779    10.3    292,022   313,888     -7.0
Saturn Total           6,981   11,855   -41.1    112,464   116,466     -3.4
      GM North America
        Total*        98,174  103,865    -5.5  1,282,643 1,403,507     -8.6
-------------------------------------------------------------------------------
Chevrolet Total        5,185    3,285    57.8     60,705    54,252     11.9
Pontiac Total             25      735   -96.6      4,184    10,371    -59.7
Saab Total             1,693    2,100   -19.4     25,298    27,661     -8.5
      GM Import Total  6,903    6,120    12.8     90,187    92,284     -2.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           13,245   18,089   -26.8    171,391   224,671    -23.7
Cadillac Total        17,041   17,250    -1.2    193,290   204,299     -5.4
Chevrolet Total      151,642  171,003   -11.3  2,080,015 2,221,059     -6.4
GMC Total             34,549   37,440    -7.7    460,243   439,452      4.7
HUMMER Total           4,029    5,795   -30.5     50,653    64,596    -21.6
Oldsmobile Total           0        0   ***.*          0        96    ***.*
Other-Isuzu Total          0    1,138   ***.*      7,906    13,185    -40.0
Pontiac Total         26,040   26,154    -0.4    327,811   377,457    -13.2
Saab Total             2,003    2,497   -19.8     29,963    32,814     -8.7
Saturn Total          15,105   18,190   -17.0    221,895   205,689      7.9
      GM Total       263,654  297,556   -11.4  3,543,167 3,783,318     -6.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 November               January - November
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     25      25
-------------------------------------------------------------------------------
Enclave                3,834        0   ***.*     24,560         0    ***.*
Rainier                   51      773   -93.4      4,715    11,930    -60.5
Rendezvous                11    3,477   -99.7     15,258    41,853    -63.5
Terraza                  135      728   -81.5      5,398    11,230    -51.9
      Total Buick      4,031    4,978   -19.0     49,931    65,013    -23.2
-------------------------------------------------------------------------------
Escalade               2,525    3,416   -26.1     33,302    34,228     -2.7
Escalade ESV           1,202    1,624   -26.0     14,837    14,007      5.9
Escalade EXT             507      830   -38.9      7,357     5,928     24.1
SRX                    1,445    1,492    -3.2     20,060    19,907      0.8
      Total Cadillac   5,679    7,362   -22.9     75,556    74,070      2.0
-------------------------------------------------------------------------------
Astro                      0        3   ***.*         25       372    -93.3
C/K Suburban(Chevy)    6,033    8,277   -27.1     76,900    69,087     11.3
Chevy C/T Series          12       24   -50.0        253       285    -11.2
Chevy W Series           197      215    -8.4      2,483     2,617     -5.1
Colorado               5,428    6,526   -16.8     70,306    86,018    -18.3
Equinox                5,261    7,802   -32.6     81,848   104,710    -21.8
Express Cutaway/G Cut  1,709    1,445    18.3     18,355    18,367     -0.1
Express Panel/G Van    6,657    6,367     4.6     70,132    78,060    -10.2
Express/G Sportvan     1,368    1,932   -29.2     15,176    16,877    -10.1
HHR                    7,179    5,553    29.3     95,525    95,720     -0.2
Kodiak 4/5 Series        861      807     6.7      8,834    10,859    -18.6
Kodiak 6/7/8 Series      208      244   -14.8      2,165     3,327    -34.9
S/T Blazer                 0        2   ***.*          7       113    -93.8
S/T Pickup                 0        0   ***.*          0         4    ***.*
Tahoe                  9,195   13,326   -31.0    134,905   146,230     -7.7
Tracker                    0        0   ***.*          0        11    ***.*
TrailBlazer            7,794   13,946   -44.1    122,554   162,443    -24.6
Uplander               5,689    3,875    46.8     65,708    54,311     21.0
Venture                    0        2   ***.*         25       194    -87.1
................................................................................
      Avalanche        4,144    5,777   -28.3     50,449    50,330      0.2
      Silverado-
        C/K Pickup    38,122   44,363   -14.1    564,697   583,673     -3.3
Chevrolet Fullsize
  Pickups             42,266   50,140   -15.7    615,146   634,003     -3.0
................................................................................
      Chevrolet Total 99,857  120,486   -17.1  1,380,347 1,483,608     -7.0
-------------------------------------------------------------------------------
Acadia                 6,395        0   ***.*     65,372         0    ***.*
Canyon                 1,476    1,873   -21.2     19,451    21,979    -11.5
Envoy                  3,035    5,772   -47.4     44,649    69,276    -35.5
GMC C/T Series            13       22   -40.9        200       225    -11.1
GMC W Series             294      505   -41.8      3,818     4,946    -22.8
Safari (GMC)               0        0   ***.*         13        56    -76.8
Savana Panel/G Classic 1,158    1,400   -17.3     13,759    15,917    -13.6
Savana Special/G Cut     212      261   -18.8      8,083     9,769    -17.3
Savana/Rally             191      122    56.6      1,817     2,293    -20.8
Sierra                13,840   15,382   -10.0    188,461   193,195     -2.5
Topkick 4/5 Series       362      612   -40.8      8,448     9,934    -15.0
Topkick 6/7/8 Series     434      431     0.7      6,286     7,100    -11.5
Yukon                  4,317    7,242   -40.4     58,266    64,401     -9.5
Yukon XL               2,822    3,818   -26.1     41,620    40,361      3.1
      GMC Total       34,549   37,440    -7.7    460,243   439,452      4.7
-------------------------------------------------------------------------------
HUMMER H1                  3       24   -87.5        122       336    -63.7
HUMMER H2                958    1,418   -32.4     11,281    15,445    -27.0
HUMMER H3              3,068    4,353   -29.5     39,250    48,815    -19.6
      HUMMER Total     4,029    5,795   -30.5     50,653    64,596    -21.6
-------------------------------------------------------------------------------
Bravada                    0        0   ***.*          0        19    ***.*
Silhouette                 0        0   ***.*          0        10    ***.*
      Oldsmobile Total     0        0   ***.*          0        29    ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       0      148   ***.*      1,116     1,345    -17.0
Other-Isuzu H Series       0        9   ***.*         61       114    -46.5
Other-Isuzu N Series       0      981   ***.*      6,729    11,726    -42.6
      Other-Isuzu Total    0    1,138   ***.*      7,906    13,185    -40.0
-------------------------------------------------------------------------------
Aztek                      0        5   ***.*         25       344    -92.7
Montana                    0        8   ***.*         26       378    -93.1
Montana SV6               30      235   -87.2      1,331    12,765    -89.6
Torrent                1,968    3,392   -42.0     30,223    39,711    -23.9
      Pontiac Total    1,998    3,640   -45.1     31,605    53,198    -40.6
-------------------------------------------------------------------------------
9-7X                     310      397   -21.9      4,665     5,153     -9.5
      Saab Total         310      397   -21.9      4,665     5,153     -9.5
-------------------------------------------------------------------------------
Outlook                3,340        0   ***.*     31,591         0    ***.*
Relay                     96      527   -81.8      1,401     6,755    -79.3
VUE                    4,688    5,808   -19.3     76,439    82,468     -7.3
      Saturn Total     8,124    6,335    28.2    109,431    89,223     22.6
-------------------------------------------------------------------------------
      GM Total       158,577  187,571   -15.5  2,170,337 2,287,527     -5.1
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   158,214  186,130   -15.0  2,159,592 2,271,320     -4.9
-------------------------------------------------------------------------------
GM Import                363    1,441   -74.8     10,745    16,207    -33.7
-------------------------------------------------------------------------------
      GM Total       158,577  187,571   -15.5  2,170,337 2,287,527     -5.1
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   156,196  183,573   -14.9  2,129,944 2,235,049     -4.7
-------------------------------------------------------------------------------
GM Import                  0        0   ***.*          0         0    ***.*
-------------------------------------------------------------------------------
      GM Total       156,196  183,573   -14.9  2,129,944 2,235,049     -4.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 November               January - November
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     25      25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            4,031    4,978   -19.0     49,931    65,013    -23.2
Cadillac Total         5,679    7,362   -22.9     75,556    74,070      2.0
Chevrolet Total       99,726  120,313   -17.1  1,378,608 1,481,692     -7.0
GMC Total             34,317   37,029    -7.3    457,368   435,487      5.0
HUMMER Total           4,029    5,795   -30.5     50,653    64,596    -21.6
Oldsmobile Total           0        0   ***.*          0        29    ***.*
Other-Isuzu Total          0      281   ***.*      1,775     2,859    -37.9
Pontiac Total          1,998    3,640   -45.1     31,605    53,198    -40.6
Saab Total               310      397   -21.9      4,665     5,153     -9.5
Saturn Total           8,124    6,335    28.2    109,431    89,223     22.6
      GM North America
        Total*       158,214  186,130   -15.0  2,159,592 2,271,320     -4.9
-------------------------------------------------------------------------------
Chevrolet Total          131      173   -24.3      1,739     1,916     -9.2
GMC Total                232      411   -43.6      2,875     3,965    -27.5
Other-Isuzu Total          0      857   ***.*      6,131    10,326    -40.6
      GM Import Total    363    1,441   -74.8     10,745    16,207    -33.7
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            4,031    4,978   -19.0     49,931    65,013    -23.2
Cadillac Total         5,679    7,362   -22.9     75,556    74,070      2.0
Chevrolet Total       98,579  119,196   -17.3  1,366,612 1,466,520     -6.8
GMC Total             33,446   35,870    -6.8    441,491   417,247      5.8
HUMMER Total           4,029    5,795   -30.5     50,653    64,596    -21.6
Oldsmobile Total           0        0   ***.*          0        29    ***.*
Pontiac Total          1,998    3,640   -45.1     31,605    53,198    -40.6
Saab Total               310      397   -21.9      4,665     5,153     -9.5
Saturn Total           8,124    6,335    28.2    109,431    89,223     22.6
      GM North America
        Total*       156,196  183,573   -14.9  2,129,944 2,235,049     -4.7
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            4,031    4,978   -19.0     49,931    65,013    -23.2
Cadillac Total         5,679    7,362   -22.9     75,556    74,070      2.0
Chevrolet Total       98,579  119,196   -17.3  1,366,612 1,466,520     -6.8
GMC Total             33,446   35,870    -6.8    441,491   417,247      5.8
HUMMER Total           4,029    5,795   -30.5     50,653    64,596    -21.6
Oldsmobile Total           0        0   ***.*          0        29    ***.*
Pontiac Total          1,998    3,640   -45.1     31,605    53,198    -40.6
Saab Total               310      397   -21.9      4,665     5,153     -9.5
Saturn Total           8,124    6,335    28.2    109,431    89,223     22.6
      GM Total       156,196  183,573   -14.9  2,129,944 2,235,049     -4.7
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                       GM Production Schedule - 12/03/07


                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2007 Q4 # *     350     675   1,025    452      257     619      2,353    11    45      317
O/(U) prior
forecast:@       16       9      25      0        0     (14)        11     0    (1)      (2)
              -----   -----   -----  -----      ---     ---      -----    --   ---

2008 Q1 #       344     606     950    474      257     604      2,285    13    43      336
O/(U) prior
forecast:@        0       0       0      0        0       0          0     0     0        0
              -----   -----   -----  -----      ---     ---      -----    --   ---
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --   ---
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --   ---
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr. # *    350     675   1,025    452      257     619      2,353    11    45      317
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,518   2,732   4,250  1,823      963   2,223      9,259    49   161    1,120

   2008
1st Qtr. #      344     606     950    474      257     604     2,285     13    43      336
              -----   -----   -----  -----      ---     ---      -----    --   ---


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.